Alight Names Two New Independent Directors, Dave Guilmette and Coretha Rushing, to its Board of Directors

Company and Starboard Enter into Cooperation Agreement

May 6, 2024

LINCOLNSHIRE, Ill.-- Alight, Inc. (NYSE: ALIT) (“Alight” or the “Company”), a leading cloud-based human capital and technology services provider, today announced the appointment of Dave Guilmette and Coretha Rushing as independent directors to its Board of Directors (the “Board”), effective immediately. These appointments have been made in connection with a cooperation agreement (the “Agreement”) entered into between Alight and Starboard Value LP (together with certain of its affiliates, “Starboard”), an investment firm which owns approximately 7.2% of the Company’s outstanding common stock.

In addition, as part of an ongoing effort to broaden board composition, the Board and Starboard will also seek to identify and appoint an additional new independent director with relevant executive-level industry experience in benefits administration. During this process, Starboard will have the ability to submit candidates for the Board’s consideration and meet final candidates.

The Company will also schedule an investor day to discuss the Company’s financial outlook and long-term strategy following the close of the previously announced sale of the Professional Services segment and HCM & Payroll Outsourcing businesses (the “transaction”). The Company will provide more details on the investor day once a date for the event has been set.

William P. Foley, II, Chair of the Board, said, “We are pleased to welcome Dave and Coretha to the Board. Dave is an accomplished leader in the healthcare and benefits industry, having worked closely with payers, providers, and insurers. He has a track record of driving growth and profitability at multi-billion-dollar businesses and brings a strong perspective on the voice of our current and future customers. Coretha has decades of experience in the HR space, having served as Chief Human Resources Officer of large public corporations. She has a deep understanding of Alight’s customer base and extensive public board experience. The continued evolution of our Board reflects our commitment to driving strong corporate governance and stockholder value.”

“I look forward to working with Dave and Coretha as we continue to execute our strategy,” said Stephan Scholl, Chief Executive Officer. “We are acting decisively to unlock the power of our platform and deliver world-class, innovative solutions that create value for all stakeholders including our customers, their employees and our stockholders.”

Peter Feld, Managing Member, Portfolio Manager and Head of Research of Starboard said, “We appreciate the constructive dialogue we have had with Alight’s Board and management team and are excited about the appointments of two highly qualified directors to the Board. Dave and Coretha each bring a wealth of industry, operations, and governance expertise that will allow them to contribute from day one. We look forward to working closely with the Board and management team and having input on the continued board evolution and the upcoming investor day event. We invested in Alight because of its high-quality core business, leading market position, and opportunities for improved growth and profitability leading to sustainable value creation.”

Pursuant to the Agreement, Starboard has agreed to withdraw its director nominations with respect to the 2024 annual meeting of stockholders and has entered into customary standstill, voting and other commitments. A summary and the complete text of the Agreement will be filed on a Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”).

J.P. Morgan Securities LLC is serving as financial advisor to Alight. Sidley Austin LLP and Simpson Thacher & Bartlett LLP are serving as legal counsel to Alight. Olshan Frome Wolosky LLP is serving as legal counsel to Starboard.

About Dave Guilmette

Dave Guilmette previously served as CEO of Global Health Solutions, a multi-billion-dollar division of Aon, driving significant growth and profitability during his tenure. He then served as a Strategic Advisor at Global Health Solutions, advising the CEO and president across innovation, large scale solution development, commercial partnerships, and M&A strategy before retiring from Aon earlier this year. Previous to his leadership roles at Aon, he spent nearly a decade at Cigna, serving as President of the Global Employer Segment and Private Exchanges and as President, National, Pharmacy and Product. Guilmette has served as a board member of Cigna Ventures and several non-profit organizations.

About Coretha Rushing

Coretha Rushing currently serves as Managing Director and Executive Mentor for The ExCo Group (formerly Merryck & Co. Americas), a global executive coaching and mentoring firm and as the President of CR Consulting Alliance, an HR consulting firm. Previously, Ms. Rushing served as Corporate Vice President and CHRO for Equifax and also served in various roles of increasing responsibility at The Coca-Cola Company, including as Senior Vice President, CHRO. Ms. Rushing currently serves on the Boards of Directors of ThredUp and 2U. Previously, she served on the Board of Directors of Benefitfocus.

About Alight Solutions

Alight is a leading cloud-based human capital technology and services provider that powers confident health, wealth, and wellbeing decisions for 36 million people and dependents. Our Alight Worklife® platform combines data and analytics with a simple, seamless user experience. Supported by our global delivery capabilities, Alight Worklife is transforming the employee experience for people around the world. With personalized, data-driven health, wealth, pay, and wellbeing insights, Alight brings people the security of better outcomes and peace of mind throughout life’s big moments and most important decisions. Learn how Alight unlocks growth for organizations of all sizes at alight.com.

About Starboard Value LP

Starboard Value LP is an investment adviser with a focused and fundamental approach to investing in publicly traded companies. Starboard seeks to invest in deeply undervalued companies and actively engage with management teams and boards of directors to identify and execute on opportunities to unlock value for the benefit of all shareholders.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, statements regarding the transaction, including the likelihood of the consummation of the transaction, the expected time period to consummate the transaction, the anticipated benefits of the transaction (including the achievement of our financial objectives), support plans, opportunities, anticipated future performance (including our expected recurring revenue and margin profile) and expected stock buyback programs, and statements regarding our pro forma capital structure. In some cases, these forward-looking statements can be identified by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “creates,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties including, among others, risks related to declines in economic activity in the industries, markets, and regions our clients serve, including as a result of elevated interest rates or changes in monetary and fiscal policies, competition in our industry, risks related to the performance of our information technology systems and networks, risks related to our ability to maintain the security and privacy of confidential and proprietary information, risks related to actions or proposals from activist stockholders, risks related to the ability to meet the contingent payment conditions of the seller note, and risks related to changes in regulation, including developments on the use of artificial intelligence and machine learning. Additional factors that could cause Alight’s results to differ materially from those described in the forward-looking statements can be found under the section entitled “Risk Factors” of Alight’s Annual Report on Form 10-K, filed with the SEC on February 29, 2024, as such factors may be updated from time to time in Alight's filings with the SEC, which are, or will be, accessible on the SEC's website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be considered along with other factors noted in this presentation and in Alight’s filings with the SEC. Alight undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Important Additional Information and Where to Find It

The Company intends to file a proxy statement on Schedule 14A, an accompanying proxy card, and other relevant documents with the SEC in connection with such solicitation of proxies from the Company’s stockholders for the Company’s 2024 annual meeting of stockholders. THE COMPANY’S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE ACCOMPANYING PROXY CARD, AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a copy of the definitive proxy statement, an accompanying proxy card, any amendments or supplements to the definitive proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov.

Copies will also be available at no charge by clicking the “SEC Filings” link in the “Investors” section of the Company’s website, investor.alight.com, or by contacting investor.relations@alight.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Participants in the Solicitation

Information about the names of the Company’s directors and officers, their respective interests in the Company by security holdings or otherwise, and their respective compensation is set forth in the sections entitled “Election of Directors,” “Executive Officers,” “Security Ownership of Certain Beneficial Owners and Management,” “Director Compensation,” and “Executive Compensation” of the Company’s Proxy Statement on Schedule 14A in connection with the 2023 annual meeting of stockholders, filed with the SEC on April 5, 2023 (available here), the Company’s Current Reports on Form 8-K, filed with the SEC on September 5, 2023 (available here) and December 11, 2023 (available here), and the Company’s Amended Annual Report on Form 10-K/A, filed with the SEC on April 29, 2024 (available here). To the extent the security holdings of directors and executive officers have changed since the amounts described in these filings, such changes are set forth on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, which can be found at no charge at the SEC’s website at www.sec.gov or by clicking the “SEC Filings” link in the “Investors” section of the Company’s website, investor.alight.com. Updated information regarding the identity of potential participants and their direct or indirect interests, by security holdings or otherwise, in the Company will be set forth in the Company’s Proxy Statement on Schedule 14A for the 2024 annual meeting of stockholders and other relevant documents to be filed with the SEC, if and when they become available. These documents are available free of charge as described above.

Contacts

Investors:

Jeremy Cohen

investor.relations@alight.com

Media:

Mariana Fischbach

Mariana.Fischbach@Alight.com

Lex Suvanto, Edelman Smithfield

alight@edelmansmithfield.com